UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2023

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of MACOM Technology Solutions Holdings, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on December 4, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the Company’s completion of the acquisition (the “Acquisition”) of the radio frequency business (the “RF Business”) of Wolfspeed, Inc. (the “Seller”) pursuant to an Asset Purchase Agreement entered into with the Seller on August 22, 2023 and previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission, filed on August 22, 2023, as amended on August 29, 2023.

The purpose of this amendment is to provide the financial statements required by Item 9.01(a) and the pro forma information required by Item 9.01(b) with respect to the Acquisition, which were not included in the Original Form 8-K. No other changes have been made to the Original Form 8-K.
Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited combined financial statements of the RF Business of the Seller as of and for the year ended June 25, 2023, and the related notes and report of the independent accounting firm thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

The unaudited combined financial statements of the RF Business of the Seller as of and for the three months ended September 24, 2023, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed financial statements of the Company and the RF Business of the Seller as of and for the year ended September 29, 2023, and the related notes to the unaudited pro forma combined condensed financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thorton LLP
99.1	The audited combined financial statements of the RF Business of the Seller as of and for the year ended June 25, 2023, and the related notes and report of the independent accounting firm thereto.
99.2	The unaudited combined financial statements of the RF Business of the Seller as of and for the three months ended September 24, 2023, and the related notes thereto.
99.3
The unaudited pro forma combined condensed financial statements of the Company and the RF Business of the Seller as of and for the year ended September 29, 2023, and the related notes to the unaudited pro forma combined condensed financial information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: February 2, 2024	By:	/s/ Stephen G. Daly
Stephen G. Daly
President and Chief Executive Officer